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                                                                   Exhibit 10.17

                          LICENSE AND SUPPLY AGREEMENT
                                   AMENDMENT

         This Amendment is made as of April 5, 2000 by and between Molecular Probes, Inc. an Oregon corporation ("MPI") and Cellomics(TM), Inc., a Delaware corporation ("CI").

WHEREAS, the parties have previously entered into a License and Supply Agreement with an EFFECTIVE DATE of April 5, 1999 (hereinafter referred to as the "Original Agreement"); and

WHEREAS, MPI and CI wish to amend the Original Agreement to reflect CI's exercise of its option pursuant to Section 2.4 of the Original Agreement, to add an additional MPI Technology Package pursuant to Section 2.5 of the Original Agreement, and to clarify other aspects of the Original Agreement;

THEREFORE, the parties hereby agree that:

Sections 2.2.4, 3.1, 3.1.2, 3.2, 5.2.4(ii), 5.2.5 and Exhibit A in the Original Agreement shall be deleted and the following new Sections 3.1.1(iv) and 4.4; revised Sections 2.2.4, 3.1, 3.1.2, 3.2, 5.2.4(ii), 5.2.5; and revised Exhibit A shall be added to the Original Agreement:

2.2.4 In the event that CI is unable to (i) commercialize the use of a given MPI Technology Package within three years after the Effective Date of the Original Agreement, if such MPI Technology Package was included in the Original Agreement, or within three years after the Effective Date of this Amendment, if such MPI Technology Package was added to Exhibit A in this Amendment, and (ii) generate royalties of $50,000 per year from such MPI Technology Package within five years after the Effective Date of the Original Agreement, if such MPI Technology Package was included in the Original Agreement, or within five years after the Effective Date of this Amendment, if such MPI Technology Package was added to Exhibit A in this Amendment, the exclusive license granted to CI pursuant to this Section 2.2 shall become non-exclusive with respect to that MPI Technology Package only, and the provisions of Sections 3.3.2 and 3.5 shall apply.

3.1 License Fee. In consideration of rights granted under Sections 2.1 through 2.3, and Section 2.5, CI has paid to MPI a total license fee ("License Fee") of [*] for the first six MPI Technology Packages set forth on Exhibit A hereto; and CI shall pay to MPI an additional License Fee of [*] for the last [*] MPI Technology Packages set forth on Exhibit A hereto.

     3.1.1 [unchanged, except for subsections as indicated]

          (iv) [*] shall be paid in full within thirty (30) days of execution of this Amendment to the Original Agreement pursuant to Sections 2.4, 2.5, 3.7 and 3.8 of the Original Agreement.

     3.1.2 From the License Fee paid to MPI pursuant to this Section 3.1, [*] per MPI Technology Package shall be creditable against any royalty payment for that Technology Package.



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

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                  (i) that becomes due from the Effective Date until April 1,
         2000 if such MPI Technology Package was included in Exhibit A in the Original Agreement; and

                  (ii) that becomes due from the Effective Date until April 1, 2001 if such MPI Technology Package was added to Exhibit A in this Amendment.

3.2 Annual Minimum Royalty Payment. CI shall pay to MPI an annual minium royalty ("Annual Minimum Royalty") in the amounts described below,

                  (i) Beginning on April 1 of 2000 and each subsequent anniversary thereof, for each MPI Technology Package if included in Exhibit A in the Original Agreement; and

                  (ii) Beginning on April 1 of 2001 and each subsequent anniversary thereof, for each MPI Technology Package if added to Exhibit A in this Amendment;

which Annual Minimum Royalty shall be creditable against any royalties due on the corresponding MPI Technology Package during the subsequent twelve month period following the previous Annual Minimum Royalty payment:

[3.2.1 and 3.2.2 remain unchanged].

4.4 Annual Royalty Report. On an annual basis, within sixty (60) days after each anniversary of the Effective Date, CI shall submit a report to MPI of the royalties due and paid to MPI during the preceding year ("Annual Royalty Report") for services (subject to Section 3.3), sales of Finished Product (subject to Section 3.4) and Manufacture of Licensed Materials (subject to
Section 3.6), which Annual Royalty Report shall specify the corresponding MPI Technology Package utilized for such services, sales of Finished Products, and Manufacture of Licensed Materials, and shall specify whether such royalties are being paid for the exercise of exclusive or non-exclusive rights (subject to Section 3.5), to enable the reconciliation of such Annual Royalty Report with the Annual Minimum Royalty for such MPI Technology Package under Section 3.2 of the Original Agreement.

5.2.4 Prices [preamble remains unchanged]

                  [(i) remains unchanged]

                  (ii) In addition to the discount set forth above, CI shall receive an additional annual discount rebate, which rebate shall be issued as a check in US dollars and sent to CI within thirty (30) days after March 31 of each year, for aggregate purchases, made during the previous twelve months, of Licensed Materials from the attached MPI Technology Packages and Non-Proprietary Materials that are Stock Items, according to the following schedule:

[subsections (1)-(4), and (iii) remain unchanged],

5.2.5 Prior to MPI accepting an order for a Custom Product, CI and MPI shall agree in writing whether MPI may convert such Custom Product into a Stock Item or produce it as a custom product for other party/ies, without further approval from CI, to address CI's concerns about


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preserving CI's trade secrets and MPI's concerns about maintaining flexibility in offering MPI's technology to third parties for uses other than those exclusively licensed to CI. However, where CI has indicated that a Stock Item does not meet CI Specifications (e.g. pursuant to Section 5.1.2 or other subsection of Article 5) and CI is requesting a Custom Product solely because CI desires a material that has the same chemical formula as a Stock Item already being sold by MPI but that has different quality control specifications or special packaging requirements, then MPI may convert such Custom Product into a Stock Item or produce it as a custom product for other party/ies without further approval from CI, subject to the limitations of Section 8.1 of the Original Agreement.

In all other respects, the Original Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in duplicate originals as of the date first written above.


MOLECULAR PROBES, INC.


By: /s/ Richard P. Haugland
   ----------------------------

Name: Richard P. Haugland
     --------------------------

Title: President
      -------------------------


CELLOMICS, INC.


By: /s/ Alan W. Seadler
   ----------------------------

Name: Alan W. Seadler
     --------------------------

Title: COO
      -------------------------



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                               EXHIBIT A [*]

(Page 1)

                               -------------
                                    [*]
                                  Patents
                                 (Number)
                               -------------
                                    US
                                 4,774,339
                               -------------
                                    US
                                 5,274,113
                               -------------
                                    US
[ * ]                            5,451,663                                [ * ]
                               -------------
                                    US
                                 5,274,113
                               -------------
                                    US
                                 5,451,663
                               -------------
                                    US
                                 5,433,896
                               -------------
                                    US
                                 5,314,805
                               -------------


                               -------------



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

(Page 2)

                               -------------
                                    [*]
                                  Patents
                                 (Number)
                               -------------
                                    US
                                 5,362,628
                               -------------
                                    US
                                 5,576,424
                               -------------
                                    US
                                 5,459,268
                               -------------
                                    US
[ * ]                            5,686,261                              [ * ]
                               -------------
                                    [*]

                               -------------
                                    [*]

                               -------------
                                    [*]
                                  Patents
                                 (Number)
                               -------------
                                    US
                                 5,869,689
                               -------------
                                    US
                                 4,774,339
                               -------------
                                    US
                                 5,274,113
                               -------------


     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

(Page 3)
                                -------------
                                     [*]
                                   Patents
                                  (Number)
                                -------------
                                     US
                                  5,321,130
                                -------------
                                     US
                                  5,410,030
                                -------------
                                     US
[ * ]                             5,582,977                           [ * ]
                                -------------
                                     US
                                  5,798,276
                                -------------
                                     [*]

                                -------------
                                     [*]

                                -------------


     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."

(Page 4)



                    [ * ]



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."